SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 2001


                                HORIZON PCS, INC.

               (Exact name of registrant as specified in charter)


               Delaware                               333-51238                            31-1707839
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)



          68 East Main Street
           Chillicothe, Ohio                         45601-0480
         (Address of principal                       (Zip Code)
          executive offices)


       (Registrant's telephone number including area code) (740) 772-8200

Item 5.  Other Events.

     As of June 1, 2001 Sprint PCS and Horizon PCS agreed to an amendment to the Horizon PCS management agreements. This amendment extended the dates by which Horizon PCS must launch coverage in several markets. The amended Horizon PCS agreement provides for penalties to be paid to Sprint PCS if coverage is not launched by the specified contract dates. The amounts of the penalties range from $16,500 to as much as $602,000 for each shortfall depending on the market and the length of the delay (up to 180 days) in launch, and in some cases, whether the shortfall relates to an initial launch in the market or completion of the remaining build-out. The penalties must be paid in cash, or if both Horizon PCS and Sprint PCS agree, in shares of Horizon PCS capital stock.

     Under the terms of our Sprint PCS agreements, we are now required to provide coverage in specified markets by the following dates:

                                                                                         Population To Be
         Covered Requirement                      Estimated Total Population                 Covered

         July 31, 2001                                        294,980                         154,414
         August 31, 2001                                       32,234                         16,971
         September 30, 2001                                    64,714                         38,752
         October 31, 2001                                   1,244,198                         763,689
         February 28, 2002                                    560,000                         147,365

     We must still expend significant funds for the continued development, construction, testing, deployment and operation of our network. These activities are expected to place significant demands on our managerial, operational and financial resources.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a) Financial Statements.

                  Not Applicable.

              (b) Pro Forma Financial Information.

                  Not Applicable.

              (c) Exhibits.

Exhibit
Number            Description

10.3.1+ Addendum V to Sprint PCS Management Agreement dated as of June 1, 2001, incorporated by reference to the Exhibit with the same number filed with the Form 10 of Horizon Telcom, Inc. (SEC File No. 1-16427).

-------
+ Horizon Telcom, Inc. requested confidential treatment for certain portions of this exhibit pursuant to Rule 406 of the Securities Act of 1933, as amended, in connection with its Form 10 registration statement.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HORIZON PCS, INC.

Date:  June 26, 2001            By: /s/ Peter M. Holland
                                ------------------------------------------------
                                Peter M. Holland
                                Chief Financial Officer
                                (Principal Financial and Accounting Officer)



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